UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) February 11, 2020
_______________________
MERITAGE HOMES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8800 E. Raintree Drive, Suite 300, Scottsdale, Arizona 85260
(Address of Principal Executive Offices, including Zip Code)
(480) 515-8100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	MTH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 11, 2020, the Company increased certain components of compensation for Hilla Sferruzza, Executive Vice President and CFO, Phillippe Lord, Executive Vice President and COO, C. Timothy White, Executive Vice President and General Counsel and Javier Feliciano, Executive Vice President and Chief People Officer as allowed by each of their respective employment agreements.

Following is a description of the changes in compensation for each executive. The descriptions contained in this Form 8-K are qualified in their entirety by the terms of the actual agreements filed herewith as exhibits to this Form 8-K and incorporated by reference herein.

Base Salary Compensation
The base salary for Ms. Sferruzza and Messrs. Lord, White and Feliciano were increased effective January 1, 2020.

Executive Officer	Revised Base Salary
Hilla Sferruzza	$625,000
Phillippe Lord	$700,000
C. Timothy White	$560,000
Javier Feliciano	$350,000

Performance-Based Compensation

In addition, the target annual cash incentive bonus and the target value of performance-based equity compensation (non-cash) for each of Ms. Sferruzza and Messrs. Lord, White and Feliciano also increased, as noted below.

Executive Officer	Revised Annual Target Cash Incentive Compensation	Revised Annual Target (non-cash) Equity Incentive Compensation
Hilla Sferruzza	$781,250	$625,000
Phillippe Lord	$1,400,000	$1,050,000
C. Timothy White	$610,909	$432,727
Javier Feliciano	$218,750	$218,750

Additionally, the value of time-based equity compensation for each of Ms. Sferruzza and Messrs. Lord, White and Feliciano was increased to mirror the adjusted target value of performance-based equity compensation noted above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1 Hilla Sferruzza - Notice of Approved 2020 Compensation

10.2 Phillippe Lord - Notice of Approved 2020 Compensation

10.3 C. Timothy White - Notice of Approved 2020 Compensation

10.4 Javier Feliciano - Notice of Approved 2020 Compensation

104 The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 18, 2020

MERITAGE HOMES CORPORATION

/s/ Javier Feliciano
By:	Javier Feliciano
Executive Vice President and Chief People Officer